Exhibit 99.9

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS DOCUMENT NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER AND REASONABLY APPROVED BY THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

STWC HOLDINGS, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No.:
 Number of Warrants: 250,000

This is to certify that, FOR VALUE RECEIVED, Jennifer Yunker, or registered assigns (the "Holder") is entitled to purchase, subject to the provisions of this Warrant, from STWC Holdings, Inc., a Colorado corporation located at 1350 Independence St., Suite 300, Lakewood, CO 80215 (the "Company"), shares of the common stock of the Company ("Common Stock").  Every Warrant entitles the Holder to purchase one share of the Company's common stock at a price of $0.16 per share (the "Exercise Price") at any time prior to October 15, 2020.   The number of shares of Common Stock to be received upon the exercise of this Warrant (the "Warrant Shares") may be adjusted from time to time as hereinafter set forth.

(a)  Exercise of Warrant.

(i) Exercise of this Warrant shall be made upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address above set forth.  Payment upon exercise may be made at the option of the Holder either in cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate purchase price for the number of Warrant Shares specified in such form, and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable Warrant Shares determined as provided herein.  The Company shall promptly issue or cause to be issued  and cause to be delivered to the Holder in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act, as applicable.  Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

(ii) The Holder may elect to exercise up to 100,000 Warrants hereunder into shares of Common Stock computed using the following formula:

X=Y (A-B)
          A

Where X= the number of shares of Common Stock to be issued to the Warrant Holder

Y=  the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A=  Fair Market Value

B=  Exercise Price (as adjusted to the date of such calculation)

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction in the manner described above shall be deemed to have been acquired by the Warrant Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

(i) This Warrant may be exercised in whole or in part at any time or from time to time but not later than 5:00 P.M., Mountain Standard time, October 15, 2020 (the "Expiration Date").  If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Warrant may be exercised on the next succeeding day which shall not be such a day, by presentation and surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form, together with all Federal and state taxes applicable upon such exercise.

(iv) If this Warrant should be exercised in part only, the Company, upon surrender of this Warrant for cancellation, shall execute and shall deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares purchaseable hereunder.  Upon receipt by the Company of this Warrant at the office or the agency of the Company, in proper form for exercise, the Holder shall be deemed to be the Holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

(b)  Reservation of Warrant Shares.  The Company hereby agrees that, at all times, there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

(c)  Fractional Shares.  No fractional Warrant Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant.  With respect to any fraction of a share of Warrant Shares called for upon any exercise hereof, the Company shall round up to the next whole share.

(d) Exchange, Assignment or Loss of Warrant.  This Warrant is exchangeable, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of Warrant Shares purchasable hereunder.  This Warrant may not be sold, hypothecated, assigned, or transferred prior to the date this Warrant is first exercisable.  Any assignment shall be made subject to the provisions of Section (j) by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and with funds sufficient to pay any transfer tax; whereupon, the Company, shall execute and shall deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled.

This Warrant may be divided or may be combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and the denominations in which new Warrants are to be issued and signed by the Holder hereof.  The term "Warrant" as used herein includes any Warrants issued in substitution for or replacement of this Warrant or into which this Warrant may be divided or exchanged.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and will deliver a new Warrant of like tenor and date.  Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

(e) Rights of the Holder.  The Holder, by virtue hereof, shall not be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

(f) Transfer to Comply with the Securities Act of 1933.

(i) This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred, or otherwise disposed of except to a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or such Warrant Shares may legally be transferred pursuant to Section (d) hereof without registration and without the delivery of a current Prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section (k) with respect to any resale or other disposition of such securities.

(ii) The Company may cause the following legend or one similar thereto to be set forth on each certificate representing Warrant Shares or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public pursuant to Section (j) hereof, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT.  THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

(g) Notices to Warrant Holders.  So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or shall make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company; reclassification of the capital stock of the Company; consolidation or merger of the Company with or into another corporation; sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation; or voluntary or involuntary dissolution, liquidation, or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least ten (l0) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution, or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation, or winding up is to take place and the date, if any, is to be fixed, as of which the holders of record shall be entitled to exchange their Shares for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up.

(h) Reclassification, Reorganization or Merger.  In case of any reclassification, or capital reorganization (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary, in which merger the Company is the continuing corporation and which does not result in any reclassification, or capital reorganization) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of Common Stock and other securities and property receivable upon such reclassification; capital reorganization; or other consolidation, merger, sale, or conveyance as may be issued or payable with respect to or in exchange for the number of shares of the Company theretofore purchasable upon the exercise of this Warrant had such recapitalization; capital reorganization; or other consolidation, merger, sale or conveyance not taken place.  Any such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant.  The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications; capital reorganizations; and to successive consolidations, mergers, sales, or conveyances.

(i) Effect of Headings, Schedules and Exhibits.  The subject headings of the paragraphs of this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.  All schedules and exhibits to this Agreement are incorporated into and made part of this Agreement as if set forth in their entirety in this Agreement.

(j) Capital Adjustments. If Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split‑up or stock split, or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend, the number of Warrant Shares issuable upon the exercise of this Warrant shall forthwith be automatically increased proportionately in the case of a subdivision, split or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price and other applicable amounts. Any adjustment under this Section shall become effective automatically at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(k) Ownership Limitation. Notwithstanding anything to the contrary contained in this Warrant, if at any time Holder shall or would be issued shares of Common Stock, but such issuance would cause Investor (together with its affiliates) to own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (the "Maximum Percentage"), Company must not issue to Holder shares of Common Stock which would exceed the Maximum Percentage.

(l) Applicable Law.  This Warrant shall be governed by and construed in accordance with the laws of Colorado.

STWC HOLDINGS, INC.

By:
Erin Phillips, Chief Executive Officer

FORM OF ELECTION TO PURCHASE

To:  STWC Holdings, Inc.

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase (check applicable box):

☐          ______________ shares of the Common Stock covered by such Warrant; or

☐	the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth therein.

The undersigned herewith makes payment of the full purchase price for such shares at the Exercise Price of $0.16 per share, which is $_________________. Such payment takes the form of (check applicable box or boxes):

☐          $_________________ in lawful money of the United States; and/or

☐
the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section (a)(ii) of the Warrant, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section (a)(ii).

After application of the cashless exercise feature as described above, _____________ shares of Common Stock are required to be delivered pursuant to the instructions below.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Name of Warrant Holder:

(Print)___________________________________
(By:)____________________________________
(Name:)_________________________________
(Title:)__________________________________
Signatures must conform in all respects to the name of the Warrant Holder on the face of the Warrant.

ASSIGNMENT FORM

FOR VALUE RECEIVED,

hereby sell, assigns, and transfers unto:

Name:
                     (Please typewrite or print in block letters)

Address: _____________________________________________

the right to purchase the Common Stock represented by this Warrant to the extent of       shares as to which such right is exercisable and does hereby irrevocably constitute and appoint    attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated:                       Signature

Dated:                       Signature

SIGNATURE GUARANTEED:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WARRANT IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE OF THE PERSON EXECUTING THIS POWER MUST BE MEDALLION GUARANTEED BY AN ELIGIBLE FINANCIAL INSTITUTION (COMMERCIAL BANK, TRUST COMPANY, SECURITIES BROKER, CREDIT UNION, OR SAVINGS ASSOCIATION) PARTICIPATING IN A MEDALLION SIGNATURE GUARANTEE PROGRAM. ALL EXISTING REGISTERED OWNERS MUST SIGN. PLEASE SIGN THE NAME EXACTLY AS IT APPEARS ON THE WARRANT.